"DOGS" OF WALL STREET FUND

       Supplement to the Prospectus dated January 29, 1999


     The Fees and Expenses Table on Page 3 of the Prospectus should be changed as follows:

                    The Net Expense ratio for the Class A shares of the Fund, located in the last line of the table, is 0.95%, not 0.095%.





May 10, 1999